                    AMENDED AND RESTATED AGREEMENT AND WAIVER

               AMENDED AND RESTATED AGREEMENT AND WAIVER (the "Waiver"), dated as of May __, 1997, between Pacific Gulf Properties Inc., a Maryland corporation (the "Corporation" or the "Company"), and Five Arrows Realty Securities L.L.C., a Delaware limited liability company (the "Investor"). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Corporation's Articles of Incorporation, as amended through and on the date hereof (the "Charter"), the Articles Supplementary (the "Articles Supplementary") classifying an aggregate 1,411,765 shares of the Corporation's Class B Senior Cumulative Convertible Preferred Stock (the "Class B Preferred Shares") and the Articles Supplementary with respect to the Class A Preferred Shares (as defined below).

               WHEREAS, on December 31, 1996, the Corporation and Investor entered into an Investment Agreement, pursuant to which the Corporation agreed to sell and the Investor agreed to buy, 1,351,351 shares of the Corporation's Class A Senior Cumulative Convertible Preferred Stock (the "Class A Preferred Shares" and, collectively with the Class B Preferred Shares, the "Preferred Shares") and, in connection therewith, the Corporation and Investor executed an Agreement and Waiver dated as of April 1, 1997;

               WHEREAS, the Corporation intends to issue and sell to the Investor, and the Investor intends to purchase from the Corporation, the Class B Preferred Shares;

               WHEREAS, the Charter and the Articles Supplementary set forth certain restrictions with respect to the ownership of the Corporation's capital stock;

               WHEREAS, the Corporation desires to waive certain of those restrictions in connection with the sale to the Investor of the Class B Preferred Shares and to restate the terms of the Agreement and Waiver in connection with the sale of Class A Preferred Shares to the Investor; and

               WHEREAS, the Corporation's Board of Directors has approved the provisions of this Waiver.

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

               1. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to the Investor as follows:

                      (a) No individual (as determined for purposes of Section
               856(h) of the Code but including "qualified trusts" (as defined in Section 856(h)(3)(E) of the Code)), Beneficially Owns more than 9.8% of the number of shares of the outstanding Common Stock and, to the knowledge of the Corporation, no such individual Beneficially Owns more than 5% of such Common Stock.

                      (b) (i) Attached hereto as Exhibit A is a true and
               complete list of the Tenants which are not individuals and which have leases which provide for the payment of annual "rents from real property" to the Company (as such term is defined in Section 856(d) of the Code, and giving effect to the provisions of Treasury Regulation Section 1.856-3(g)) in an amount, determined solely with reference to the amount required to be included in the gross income of the Company for purposes of applying Section 856(c) of the Code, in excess of $500,000 (a "Major Lease") (it being understood that at any time and from time to time the Corporation may, pursuant to Section 3(b) hereof, notify the Investor that there has been an addition to or a change in Tenants and supply to the Investor a revised Exhibit A, which shall become Exhibit A hereto as of and after the date of receipt by the Investor of such revised Exhibit A), (ii) the Corporation does not own, directly or indirectly (after applying the constructive ownership rules of Section 856(d)(5) of the Code) any stock or other equity interest in any such Tenant (as determined for purposes of applying Section 856(d)(2)(B) of the
               Code) (the representation in this clause (ii) is sometimes hereinafter referred to as a "Tenant Representation") and (iii) for purposes of Section 856(c)(2) of the Code, at least 98% of the gross income of the Corporation for the calendar year ending December 31, 1996, determined without regard to the Investor's acquisition of the Preferred Shares, will be derived from the sources specified in Section 856(c)(2) of the Code. For purposes of this Agreement, the term "Tenant" refers to any corporation, partnership, limited liability company, joint venture, unincorporated organization, estate, trust, or any other entity that pays or is expected to pay "rents from real property" (as such term is defined in Section 856(d) of the Code) to the Corporation or to any entity all or part of the income of which would be attributed to the Company for purposes of applying Sections 856(c)(2) and 856(c)(3) of the Code.

                      (c) Under current law, the only basis upon which the
               Investor could cause the Corporation to fail to qualify as a REIT solely by reason of the ownership by the Investor of the Preferred Shares or shares of Common Stock into which the Preferred Shares have been converted (such Preferred Shares or shares of Common Stock, hereinafter, the "Subject Shares") (it being understood that this representation does not apply to failure to qualify as a result of any action, inaction or event, including but not limited to the provision of any service or the institution of any legal proceeding, by any person, including but not limited to the Investor, that could affect the Company's status as a REIT), is by (i) the Investor owning, actually or Beneficially, shares of Capital Stock to the extent that such actual or Beneficial Ownership of Capital Stock would result in the Corporation being "closely-held" within the meaning Section 856(h) of the Code or (ii) actual or constructive ownership of an interest in the Company that, after application of the constructive ownership rules of Section 856(d)(5) of the Code, would result in the Corporation being deemed to own, after application of such rules, an interest in a Tenant that would cause the Corporation to own or be deemed to own, for purposes of applying Section 856(d)(2)(B) of the Code, 10%

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               or more of the voting power, number of shares, or interests in assets or net profits, as applicable, in such Tenant and the income derived by the Corporation from such Tenants, when combined with other income that is both (i) required to be taken into account by the Company for purposes of applying Section 856(c) of the Code and (ii) not described in Sections 856(c)(2)(A) through (H) or Sections 856(c)(3)(A) through (I) of the Code, as applicable, would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code.

               2.     REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

                      (a) Relying upon and assuming the accuracy of the
               representations and warranties given by the Corporation set forth in Section 1, the ownership by the Investor and The Public Employees Retirement System of Ohio ("OPERS") of the Subject Shares and any Additional Shares (as defined herein) will not result in the Corporation being "closely-held" within the meaning of Section 856(h) of the Code and will not result in the Corporation otherwise failing to qualify as a REIT.

                      (b) Attached hereto as Exhibit B is a true and complete
               list of the persons owning a capital or profits interest in the Investor, the interest owned in the Investor, the persons owning beneficial interests in the entities (other than OPERS) owning a capital or profits interest in the Investor and the interest owned.

                      (c) OPERS is a "qualified trust" as that term is defined
               in Section 856(h)(3)(E) of the Code except to the extent that it not being a "qualified trust" would not result in the Corporation being "closely-held" within the meaning of Section 856(h) of the Code or would not result in the Corporation otherwise failing to qualify as a REIT.

                      (d) The Investor and those persons owning a direct or
               indirect interest in the Investor collectively own, directly or indirectly, no more than 5% of the value of the Corporation, not including the Subject Shares.

                      (e) No person has a beneficial interest in OPERS with a
               value of more than 0.2% of the total value of all beneficial interests in OPERS.

                      (f) (i) The Investor directly owns no stock or other
               equity interest in a Tenant identified on Exhibit A (as the same may be amended from time to time), and (ii) no Person owns a stock or other equity interest (as determined for purposes of applying Section 856(d)(2)(B) of the Code) in a Tenant identified on Exhibit A (as the same may be amended from time to time) that would both (A) be attributable to Investor by operation of
               Section 318 of the Code, as modified by Section 856(d)(5) of the Code and (B) result in the Investor being deemed to own, pursuant to such section as so modified, in excess of 4.9% of such stock or other equity interests in such Tenant.



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                      (g) For purposes of applying Section 856(h) of the Code,
               no individual (as determined for purposes of applying Section 856(h) but including "qualified trusts" other than OPERS) is or will be deemed to own more than 0.2% of the value or number of shares, whichever is greater, of the outstanding Capital Stock by virtue of the Investor's or OPERS' ownership of the Subject Shares and any Additional Shares, except for the direct or indirect individual members of Rothschild Realty Investors II L.L.C., no one of whom, following such acquisition, will be deemed to own (for purposes of applying such section), more than 9.8% of the value or the number of shares, whichever is greater, of the Capital Stock.

               3.     UNDERTAKINGS OF THE CORPORATION.

                      (a) Other than the waiver provided pursuant to this
               Waiver, the Corporation will not grant any waiver of the Ownership Limit in the Charter or the Articles Supplementary if such waiver would cause the Corporation to be "closely-held" or a "pension-held REIT," both within the meaning of Section 856(h) of the Code.

                      (b) Before the Corporation, or any entity, all or part of
               the income of which would be attributed to the Company for purposes of applying Sections 856(c)(2) and 856(c)(3) of the Code, enters into a Major Lease, the Corporation will provide the name of the proposed Tenant to the Investor and will represent to Investor the Tenant Representation contained in 1(b)(ii) hereof. The Corporation will not enter (or cause such entity to enter) into such Major Lease unless Investor shall inform (or be treated as informing pursuant to Section 4(b) hereof) the Corporation that the Investor does not own and is not deemed to own, for purposes of Section 856(d)(2)(B), more than a 4.9% interest in the proposed tenant.

                      (c) Except as provided in this Waiver, the Corporation
               will not take any action or fail to take any reasonable action that it knows (or reasonably should know) would reasonably be expected to result in (other than (i) any action or failure to take action required to preserve the Corporation's status as a REIT or (ii) any action or failure to take action in reliance upon the representations and warranties of the Investor in
               Section 2 or the undertakings of the Investor in Section 4), (x) the Investor owning, actually or Beneficially, shares of Capital Stock to the extent that such actual or Beneficial Ownership of Capital Stock would result in the Corporation being "closely-held" within the meaning of Section 856(h) of the Code or would result in the Corporation otherwise failing to qualify as a REIT, in either case solely by reason of the actual or Beneficial Ownership of the Subject Shares and any Additional Shares by the Investor and OPERS, or (y) less than 97% of the gross income of the Corporation for any year (for purposes of Section 856(c)(2)) being derived from the sources specified in
               Section 856(c)(2) (it being understood that, absent actual knowledge to the



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

               contrary or the failure of the Company to comply with Section 1(b) and 3(b) hereof, the Company shall be entitled to assume for this purpose that it does not own and is not deemed to own any interest in a Tenant described in Section 856(d)(2)(B) by reason of the ownership of the Subject Shares or any Additional Shares by the Investor, OPERS or any transferee that executes a Successor Waiver Agreement (as defined in Section 6)).

               4.     UNDERTAKINGS OF THE INVESTOR.

                      (a) The Investor and those persons identified on Exhibit B or who, following the date hereof, acquire a direct or indirect capital or profits interest in the Investor (the "Investor Group") will not take any action or fail to take any reasonable action that the Investor or any such Person knows (or reasonably should know) would reasonably be expected to cause: (i) the Investor to be an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, (ii) OPERS to fail to qualify as a "qualified trust" as that term is defined in
               Section 856(h)(3)(E) of the Code, (iii) any individual (as determined for purposes of applying Section 856(h) but including "qualified trusts" other than OPERS), except for the direct or indirect individual members of Rothschild Realty Investors II L.L.C., to be deemed to own more than 0.2% of the value or number of shares, whichever is greater, of the outstanding Capital Stock by virtue of the Investor's or OPERS' ownership of the Subject Shares or any Additional Shares, (iv) a direct or indirect individual member of Rothschild Realty Investors II L.L.C. to be deemed to own (for purposes of applying such section), more than 9.8% of the value or number of shares, whichever is greater, of the Capital Stock, (v) any person to have a beneficial interest in OPERS with a value of more than 0.2% of the total value of all beneficial interests in OPERS, (vi) Investor to directly acquire a stock or other equity interest in a Tenant identified on Exhibit A (as the same may be amended from time to time) following the date hereof, and (vii) any Person to acquire a stock or other equity interest (as determined for purposes of applying Section 856(d)(2)(B) of the Code) in a Tenant identified on Exhibit A, following the receipt of such Exhibit A (as the same may be amended from time to time), that would both (A) be attributable to Investor by operation of Section 318 of the Code, as modified by Section 856(d)(5) of the Code and (B) result in the Investor being deemed to own, pursuant to such section as so modified, in excess of 4.9% of such stock or other equity interests in such Tenant.

                      (b) The Investor shall inform the Corporation, within 10
               business days of receiving any notice from the Corporation set forth in Section 3(b) hereof, if the Investor or any person having a direct or indirect ownership interest in the Investor owns or is deemed to own, for purposes of applying Section 856(d)(2)(B) of the Code, more than a 4.9% ownership interest in such proposed Tenant and the nature of such ownership (any such failure to notify the Corporation within such 10 business day period will for all purposes be deemed to be an affirmative statement by the Investor to the Corporation that neither the Investor nor any



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               person having a direct or indirect ownership interest in the
               Investor owns or is deemed to own, for purposes of applying such section, more than a 4.9% ownership interest in such proposed Tenant).

               5. WAIVER. On the basis of the accuracy of the representations and warranties of the Investor contained in Section 2 and the undertakings in Section 4, the Corporation, pursuant to subparagraph D.4(i), and subject to subparagraph D.4(b)(iii) and (iv), of Article V of the Charter, hereby exempts the Investor from the restrictions on ownership of Capital Stock set forth in the Charter (the "Ownership Restrictions"), including subparagraphs D.4(b)(i) and (ii) of Article V of the Charter; such exemption to be effective
(i) only to the extent necessary to enable Investor and OPERS to Beneficially Own, collectively, the Subject Shares and an additional 350,000 shares of Common Stock (subject to adjustment in the event of a stock dividend, stock split or similar subdivison or combination of Common Stock) (such additional shares up to 350,000 shares referred to herein as "Additional Shares"), and no other Capital Stock, and (ii) only to the extent it does not result in any individual (as determined for purposes of 856(h) of the Code but excluding OPERS and any qualified trusts as defined in Section 856(h)(3)(E) of the Code) Beneficially Owning more than 9.8% of the value or number of Shares, whichever is greater, of the Company's outstanding Capital Stock.

               6. TRANSFER OF SUBJECT SHARES: RIGHT OF FIRST REFUSAL. The provisions of this Section 6 apply in the event the Investor seeks to transfer Subject Shares in a manner that, but for this Section 6, would result in a violation of the Ownership Restrictions.

                      (a) Subject to the provisions of this Section 7, the
               Corporation hereby waives the Ownership Restrictions to the extent necessary to enable the Investor to transfer ownership of Subject Shares to another Person, provided such transfer is not effected using the facilities of the NYSE (or any other stock exchange) or through an underwriter or person acting in a similar capacity.

                      (b) The waiver described in paragraph (a) shall not become effective until the right of first refusal period with respect to the Subject Shares that the Investor seeks to transfer in excess of the number of Subject Shares that the intended transferee (the "Intended Transferee") may acquire without violating the Ownership Restrictions (the "Extra Subject Shares") has expired or otherwise terminated without the Corporation having exercised its right to purchase such Extra Subject Shares.

                      (c) The waiver described in paragraph (a) shall be
               conditioned on the accuracy of the statement of Capital Stock owned by the Intended Transferee described in Section 7(b) hereof and on obtaining from the Intended Transferee representations and undertakings reasonably requested by the Corporation in order to ensure that (i) no individual (as determined for purposes of Section 856(h) of the Code but excluding "qualified trusts" as defined in Section 856(h)(3)(B) of the Code) will Beneficially Own more than 9.8% of the value or number of shares, whichever is greater, of the outstanding Capital Stock following the Intended




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               Transferee's acquisition of the Subject Shares, and (ii)
               ownership of the Extra Subject Shares by the Intended Transferee will not give rise to more than $750,000 of income not described in Sections 856(c)(2) of the Code. The parties agree that the phrase "representations and undertakings reasonably requested" includes, but is not limited to, representations and undertakings similar to those set forth in Section 2 and 4 hereof (but as modified by this Section 6). Such representations and undertakings shall be included in an agreement between the Corporation and the Intended Transferee consistent with the terms of this Waiver (a "Successor Waiver Agreement").

                      (d) In no event will a Person be entitled to any waiver of the Ownership Restrictions based on Beneficial Ownership of Capital Stock arising as a result of a transfer or issuance of an interest in the Investor or a transfer or issuance of any direct or indirect interest in any member of the Investor.

                      (e) The waiver described in paragraph (a) shall apply only to the actual or Beneficial Ownership by the Intended Transferee of Subject Shares and an additional number of Common Shares equal to the number of Additional Shares, and all such Shares shall be taken into account in applying the Ownership Restrictions to any other shares of Capital Stock owned by the Intended Transferee or any other person.

               7. RIGHT OF FIRST REFUSAL. For purposes of this Section 7, the following terms have the following meanings:

               "Transfer" shall mean any direct or indirect disposition of an interest whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, pledge, inheritance, gift, mortgage, the creation of any security interest in, or lien or encumbrance upon, any other disposition of any kind and in any manner, by operation of law or otherwise, of Subject Shares or any other transfer or agreement which would result in a change in the percentage of the Subject Shares actually or Beneficially Owned by the Investor.

                      (a) Restrictions. The Investor agrees that it will not
               Transfer any Extra Subject Shares (or any direct or indirect interest therein) or any stock certificate representing the same, now or hereafter at any time owned by it, except to current partners of the Investor and as required or permitted by this
               Section 7.

                      (b) Bona Fide Offers. (a) If the Investor desires to
               Transfer any Extra Subject Shares and such Investor shall have received a bona fide written offer (a "Bona Fide Offer") that it intends to accept from a Person (the "Outside Party") for the Transfer of such Extra Subject Shares, the Investor shall give written notice (the "Option Notice") to the Corporation setting forth such desire, which notice shall set forth at least the name and address of the Outside Party and the price and terms of the Bona Fide Offer and shall be accompanied by a copy of the Bona Fide Offer, a statement executed by the Outside Party setting forth the number of shares and type of Capital Stock beneficially owned (for purposes of



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               applying Section 13(d)(3) of the Securities Exchange Act of 1934)
               by such Intended Transferee and any Affiliate thereof, and evidence reasonably demonstrating the Outside Party's ability to consummate such offer. Upon the giving of such Option Notice, the Corporation shall have the option to purchase for cash, at the price offered by the Outside Party in the Bona Fide Offer, all, but not less than all, of the Extra Subject Shares specified in the Option Notice, said option to be exercised within ten (10) business days following the giving of such Option Notice, by giving a counter-notice (a "Counter-Notice") to the Investor. In the event that a determination must be made (as described below) as to the fair market value of non-cash consideration, the ten
               (10) business day period referred to in the immediately preceding sentence shall be extended to such greater period of time, not to exceed twenty (20) business days after said option Notice, specified in good faith by the majority of the disinterested members of the Board. In the event that the Bona Fide Offer provides, in whole or in part, for non-cash consideration, the "price" offered by the Outside Party shall be deemed to be the amount of cash, if any, provided in the Bona Fide offer plus the fair market value of the non-cash consideration as initially determined in good faith by the majority of the disinterested members of the Board, which determination may be challenged by the Investor.

                      (c) Subject to paragraph (d), in the event that the
               Corporation elects to purchase Extra Subject Shares pursuant to
               Section 7(a), the Corporation will be obligated to purchase, and the Investor shall be obligated to sell, such Extra Subject Shares at a closing (which shall be the closing for all Extra Subject Shares being purchased in connection with such Option Notice) to be held on the thirtieth business day after the delivery of the Corporation's counter-notice to such Investor at the principal executive offices of the Corporation, or at such other time and place as may be mutually acceptable to the Corporation and the Investor. The closing of any such purchase by the Corporation may, at the election of the Corporation, be delayed up to thirty (30) business days in order to permit such acquisition of such Extra Subject Shares to made in conformity with applicable laws.

                      (d) If the Corporation elects not to purchase all of the
               Extra Subject Shares subject to the Bona Fide Offer within the time limits specified above, then the offer to sell any of the Extra Subject Shares to the Corporation shall be deemed revoked and the Investor, at any time within a period of thirty-five (35) business days following the expiration of such time limits, may Transfer all (but not less than all) of such Extra Subject Shares to the Outside Party at no lower price than set forth in the Bona Fide Offer and on substantially the same economic terms contained in the Bona Fide Offer; provided, however, that in the event the Investor has not so Transferred said Extra Subject Shares to the Outside Party within said thirty-five (35) day period, then said Extra Subject Shares thereafter shall continue to be subject to all of the restrictions contained in this Waiver as though no Option Notice had ever been given.


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                      (e) At the closing of any purchase of Extra Subject Shares pursuant to this Section 7, the Investor shall deliver certificates representing such Extra Subject Shares duly endorsed for transfer and accompanied by all requisite stock transfer taxes to the extent required by the Bona Fide Offer to be paid by the Investor. Any Extra Subject Shares purchased pursuant to this
               Section 7 shall be free and clear of any and all liens, claims, options, charges, encumbrances, voting trusts, irrevocable proxies or other rights of any kind or nature and at the closing of the purchase the Investor shall represent and warrant to such effect and to the effect that the Investor is the beneficial owner of such Extra Subject Shares.

                      (f) If, in any instance, the Corporation elects not to
               exercise its rights hereunder or elects to waive such rights, such election shall not constitute a waiver of such the Corporation's rights to receive an Option Notice in the case of any Transfer subsequently proposed by the Investor.

               8.     VIOLATION.

                      (a) In the event of any breach of a representation or
               warranty given by the Investor in Section 2 (other than as a result of a breach of the representations or warranties given by the Corporation in Section 1) or a violation of any of the undertakings set forth in Section 4 (other than as a result of a violation by the Corporation of the representations of the Corporation set forth in Section 1 or the undertakings of the Corporation set forth in Section 3), in addition to all rights provided in this Waiver, in the Charter or the Articles Supplementary, or granted by law (including recovery of damages), the Waiver set forth in Section 5 hereof shall, to the extent reasonably determined by the Board to be necessary in order for the Corporation to qualify for taxation as a REIT, be void ab initio and shall result in a conversion of all or a portion (as reasonably determined by the Board to be necessary) of the Subject Shares and any Additional Shares into Excess Stock or, if an IRS Ruling Satisfactory to the Corporation has not been obtained, shall to such extent cause the issuance or acquisition of all or a portion of the Subject Shares and any Additional Shares to be void ab initio, in either case to the same extent as if the Waiver in Section 5 hereof had never been granted, and to be subject to the ownership limits and related provisions set forth in the Charter and the Articles Supplementary.

                      (b) In addition to and not in limitation of the provisions of paragraph (a), to the extent the Investor or OPERS purports to acquire Beneficial Ownership of Capital Stock that would result in Beneficial Ownership of Capital Stock by the Investor and OPERS, collectively, in excess of the Subject Shares and any Additional Shares, or that would result in any individual (other than OPERS or any other "qualified trust") Beneficially Owning in excess of 9.8% of the value or number of shares, whichever is greater, of Capital Stock, such purported acquisition shall be void ab initio and shall result in a conversion of such excess Capital Stock into Excess Stock, or if an IRS Ruling Satisfactory to the



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               Corporation has not been obtained, shall cause the issuance or acquisition of such excess Capital Stock to be void ab initio.

                      (c) In the event the Corporation breaches any of the
               representations and warranties given by the Corporation in
               Section 1 or any of the undertakings in Section 3 and such breach results in shares of Common Stock issued upon conversion of the Preferred Shares or Preferred Shares being exchanged for Excess Stock or automatic repurchase in accordance with subparagraph D.4(c)(ii) of Article V of the Charter, the Investor shall be entitled to exercise all rights provided herein or granted by law (including recovery of damages) or in equity.

               9. CHANGE IN LAW. In the event that there is a change in law or in the interpretation of the law of which the Corporation or the Investor has knowledge that may cause or has caused any Subject Shares held by the Investor to be exchanged for Excess Stock or to be void ab initio, the Corporation and the Investor shall communicate such knowledge to the other party and shall use reasonable efforts (a) to prevent such occurrence or circumstance, (b) to amend the documents and instruments with respect to the Subject Shares held by the Investor to mitigate the effect of such change (provided, however, that in effecting such amendment, the Corporation shall in no event be required to (i) materially disproportionately disadvantage any other security holder of the Corporation, (ii) provide the Investor as a holder of the Subject Shares with better terms, on a whole, than existed with respect to such Preferred Shares or Common Stock prior to such amendment or (iii) repurchase any securities of the Corporation owned, directly or indirectly, by the Investor), and (c) unless required by the Charter or the Articles Supplementary or in order to preserve the Corporation's status as a REIT, to not disproportionately disadvantage the Investor with respect to other security holders of the Corporation in determining, if the Corporation is permitted to make such a determination, which shares of the Corporation's Capital Stock shall be void ab initio or exchanged for Excess Stock or repurchased.

               10. ASSIGNMENT. Except to the extent provided herein, no party hereto may assign (by operation of law or otherwise) either this Waiver or any if its rights, interests, or obligations hereunder without the prior written consent of the other party in its sole and absolute discretion.

               11. AMENDMENTS. The provisions of this Waiver, including the provisions of this sentence (but excluding Exhibit A, which may be amended in accordance with Section 1), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless each of the parties hereto consents in writing to such amendment, modification, supplement or waiver. Each such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

               12. NOTICE. All notices hereunder shall be in writing and shall be given: (a) if to the Company, at 363 San Miguel Drive, Newport Beach, California 92660-7805, Attention: President, or such other address or addresses of which the Investor shall have been given notice, with copies to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles,

California 90071-3197, Attention: Dhiya El-Saden, Esq., or such other address of which the Investor shall have been given notice; and (b) if to the Investor, at Rothschild Realty Inc., 1251 Avenue of the Americas, New York, New York 10020,
Attn: Matthew Kaplan, or such other address of which the Company shall have been given notice, with copies to Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, Attn: Andre Weiss, Esq., or such other address of which the Company shall have been given notice. Any notice shall be deemed to have been given if personally delivered or sent by United States mail or by commercial courier or delivery service or by telegram or telex and shall be deemed received, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, three business days after deposit in the mail, postage prepaid, (ii) if sent by United States Express Mail or by commercial courier or delivery service, one Business Day after delivery to a United States Post Office of delivery service, postage prepaid, (iii) if sent by telegram, telex or facsimile transmission, when receipt is acknowledged by answerback, and
(iv) if delivered by hand, on the date of receipt.

               13. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               14. HEADINGS. The headings in this Waiver are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               15. GOVERNING LAW. This Waiver shall be governed by and construed in accordance with the laws of the State of Maryland as applied between residents of that State entering into contracts wholly to be performed in that State.

               16. COUNTERPARTS. This Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



                                         * * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver as of the date first written above.


                                    PACIFIC GULF PROPERTIES INC.,
                                    a Maryland corporation


                                    By:____________________________________
                                         Name:     Glenn L. Carpenter
                                         Title:    Chairman, Chief Executive
                                                   Officer and President


                                    FIVE ARROWS REALTY SECURITIES L.L.C.,
                                    a Delaware limited liability company


                                    By:____________________________________
                                         Name:     Matthew W. Kaplan
                                         Title:    Manager

                                                                       EXHIBIT A


                           PACIFIC GULF PROPERTIES INC
                  INDUSTRIAL TENANTS PAYING $500,000 OR MORE IN ANNUAL RENTS


                             TENANT NAME           PROJECT
                             -----------           -------

                             VANS                  VISTA
                             USCO                  ETIWANDA
                             N.A.L.S (MARS)        ETIWANDA
                             DYNACRAFT             ALGONA
                             STEL INDUSTRIES       ALGONA
                             JAMES RIVER           WOODLAND

                                                                       EXHIBIT B


                  FIVE ARROWS REALTY SECURITIES L.L.C. -- OWNERSHIP SCHEDULE

                                Capital Interest

99% Capital Interest - Public Employees Retirement System of Ohio

1% Capital Interest - Rothschild Realty Investors II L.L.C.

               100% Capital Interest - Rothschild Realty Group Inc., a 100%

               owned subsidiary of Rothschild North America Inc.



                               Interest in Profits

100% Profits Interest - Public Employees Retirement System of Ohio until

                         Internal Rate of Return is 10%

80% Profits Interest - Public Employees Retirement System of Ohio after Internal

                              Rate of Return reaches 10%

20% Profits Interest - Rothschild Realty Investors II L.L.C. after Internal Rate of Return reaches 10%

               Interest in profits of Rothschild Realty Investors II L.L.C.

                      68% Profits Interest - Rothschild Realty Group Inc. 32% Profits Interest - four individuals own 8% each